             OPPENHEIMER STRATEGIC INCOME FUND
              Supplement dated August 9, 2004
 to the Statement of Additional Information dated November
                          21, 2003

The Statement of Additional Information is revised as follows:

1.    The supplement dated February 2, 2004 is hereby
     withdrawn.

2.   The first bullet point found on page 35 of the section
titled "Does the Fund Have Additional Restrictions That Are
Not "Fundamental" Policies?" is deleted and replaced with
the following:

o     The Fund  cannot  invest  in the  securities  of other
        registered     investment     companies    or
        registered   unit   investment    trusts   in
        reliance  on  sub-paragraph  (F)  or  (G)  of
        Section  12(d)(1) of the  Investment  Company
        Act of 1940.

3.   Effective  February 2, 2004, the third paragraph of the
section titled  "Classes of Shares"  beginning on page 68 is hereby deleted and replaced with the following:

       The Distributor will not accept any order in
       the amount of $250,000 or more for Class B
       shares or $1 million or more for Class C shares
       on behalf of a single investor (not including
       dealer "street name" or omnibus accounts). That
       is because generally it will be more
       advantageous for that investor to purchase
       Class A shares of the Fund.

4.   Effective   December  24,  2003,   the  section  titled
"Dividends  and  Distributions"  beginning  on  page  83  is hereby deleted and replaced with the following:

     Dividends and Distributions.  The Fund has no fixed
     dividend  rate and there can be no  assurance as to
     the payment of any dividends or the  realization of
     any capital gains. The dividends and  distributions
     paid by a class of  shares  will  vary from time to
     time   depending   on   market   conditions,    the
     composition of the Fund's  portfolio,  and expenses
     borne by the Fund or borne  separately  by a class.
     Dividends  are  calculated  in the same manner,  at
     the same  time,  and on the same day for each class
     of shares.  However,  dividends on Class B, Class C
     and Class N shares  are  expected  to be lower than
     dividends  on Class A and Class Y  shares.  That is
     because  of the  effect  of the  asset-based  sales
     charge  on Class  B,  Class C and  Class N  shares.
     Those  dividends  will  also  differ in amount as a
     consequence  of any  difference  in the  net  asset
     values of the different classes of shares.

     Dividends,   distributions   and  proceeds  of  the
     redemption  of Fund  shares  represented  by checks
     returned  to  the  Transfer  Agent  by  the  Postal
     Service  as  undeliverable   will  be  invested  in
     shares  of  Oppenheimer  Money  Market  Fund,  Inc.
     Reinvestment  will be made as  promptly as possible
     after  the  return of such  checks to the  Transfer
     Agent,  to enable the  investor to earn a return on
     otherwise  idle funds.  Unclaimed  accounts  may be
     subject  to state  escheatment  laws,  and the Fund
     and  the  Transfer  Agent  will  not be  liable  to
     shareholders   or   their    representatives    for
     compliance with those laws in good faith.

August 9, 2004                                                  PX0230.014